                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




Date of Report (date of earliest event reported): November 20, 2002



                            CALGON CARBON CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




            Delaware                          0-15903                 25-0530110
--------------------------------         -----------------      -----------------------
(State or other jurisdiction of             (Commission             (I.R.S. Employer
 incorporation or organization)             File Number)           Identification No.)




P. O. Box 717, Pittsburgh, PA  15230-0717                             15230-0717
-----------------------------------------                             ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (412) 787-6700
                                                    --------------

Item 9.    Regulation FD Disclosure

See Exhibit 99.1 Calgon Carbon Corporation News Release dated November 20, 2002, which is incorporated herein by reference. Further information is available at the "Investor Relations" section of the Company's website at www.calgoncarbon.com."

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     CALGON CARBON CORPORATION
                                                     -------------------------
                                                             (REGISTRANT)


Date: November 21, 2002                              By  /s/ Leroy M. Ball
                                                         ------------------
                                                         Leroy M. Ball
                                                         Chief Financial Officer